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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: May 13, 2004
                        (Date of earliest event reported)

                               DIRECT INSITE CORP.
             (Exact Name of Registrant as specified in its charter)




          Delaware                 0-20660                  11-2895590
          --------                 -------                  ----------

(State or other jurisdiction  (Commission File           (IRS Employer
     of Incorporation)             Number)            Identification Number)


     80 Orville Drive, Bohemia, NY                           11716
     -----------------------------                           -----
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code (631)244-1500
                                                          -------------


                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 12. Results of Operations and Financial Condition

     On May 13, 2004, the Registrant issued a press release announcing the Registrant's financial results for the first quarter ended March 31, 2004. A copy of the Registrant's press release is attached as Exhibit 99.

     The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 13, 2004                       DIRECT INSITE CORP.

                           By: /s/ Michael J. Beecher
                               ---------------------------
                                   Michael J. Beecher
                                   Chief Financial Officer

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Exhibit
Number      Description
-------     -----------

  99        Press release dated May 13, 2004 issued by Direct Insite Corp.